AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON May 20, 2011
                                                      REGISTRATION NO. 033-02460
                                                               AND NO. 811-04819

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

                        REGISTRATION STATEMENT UNDER |_|

                           THE SECURITIES ACT OF 1933

                         PRE-EFFECTIVE AMENDMENT NO. |_|

                       POST-EFFECTIVE AMENDMENT NO. 33 |X|

                                       AND

                        REGISTRATION STATEMENT UNDER |_|

                       THE INVESTMENT COMPANY ACT OF 1940

                              AMENDMENT NO. 45 |X|

                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT C
                           (Exact Name of Registrant)

                    JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                          435 HUDSON STREET, 2ND FLOOR
                            NEW YORK, NEW YORK 10014
              (Address of Depositor's Principal Executive Offices)

                  Depositor's Telephone Number: (866) 667-0561

                     NAME AND ADDRESS OF AGENT FOR SERVICE:

                              CRAIG A. HAWLEY, ESQ.
                          GENERAL COUNSEL AND SECRETARY
                    Jefferson National Life Insurance Company
                     9920 Corporate Campus Drive, Suite 1000
                           Louisville, Kentucky 40223

                      It is proposed that this filing will
                               become effective:

        |X| immediately upon filing pursuant to paragraph (b) of Rule 485

            |_| on May 1, 2011 pursuant to paragraph (b) of Rule 485

        |_| 60 days after filing pursuant to paragraph (a)(1) of Rule 485

               |_| on      , pursuant to paragraph (a)(1) of Rule 485

                            If appropriate check the
                                 following box:

     |_| this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment

 Title of Securities Being Registered: Units of interest in the Separate Account under flexible premium variable deferred annuity contracts

The following items are herein incorporated by reference to those items as filed by Jefferson National Life Annuity Account C (File Nos. 033-02460 and
811-04819) in Post-Effective Amendment No. 32 filed with the SEC via EDGAR on April 29, 2011:
      Cross-Reference Pages
      Maxiflex Individual Prospectus dated May 1, 2011
      Maxiflex Individual Statement of Additional Information dated May 1, 2011 (other than the financial statements of Jefferson National Life Insurance Company).
      Part C

                       JEFFERSON NATIONAL LIFE
                             INSURANCE COMPANY

                       STATUTORY BASIS FINANCIAL STATEMENTS
                                  AND SUPPLEMENTAL MATERIAL
               YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                    JEFFERSON NATIONAL LIFE
                                          INSURANCE COMPANY

--------------------------------------------------------------------------------
                                            STATUTORY BASIS FINANCIAL STATEMENTS
                                                       AND SUPPLEMENTAL MATERIAL
                                    YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                                                   CONTENTS

--------------------------------------------------------------------------------

     INDEPENDENT AUDITORS' REPORT                                       3-4

     STATUTORY BASIS FINANCIAL STATEMENTS:
        Statements of admitted assets, liabilities and capital
          and surplus                                                     5
        Statements of operations                                          6
        Statements of changes in capital and surplus                      7
        Statements of cash flows                                          8
        Notes to statutory basis financial statements                  9-49

     INDEPENDENT AUDITORS' REPORT ON SUPPLEMENTAL MATERIAL               50

     SUPPLEMENTAL MATERIAL:
        Selected financial data                                       51-52
        Summary investment schedule
        Investment risk interrogatories
        Qualifications letter
        Internal control letter

[BDO LOGO]                         Tel:  +212 885-8000        100 Park Avenue
                                   Fax:  +212 697-1299        New York, NY 10017
                                   WWW.BDO.COM

INDEPENDENT AUDITORS' REPORT

Board of Directors of
   Jefferson National Life Insurance Company

We have audited the accompanying statutory basis statements of admitted assets, liabilities and capital and surplus of Jefferson National Life Insurance Company as of December 31, 2010 and 2009, and the related statutory basis statements of operations, changes in capital and surplus and cash flows for the years ended December 31, 2010, 2009 and 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the statutory basis financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Texas Department of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying statutory basis financial statements are described in Note 2.

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory basis financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Jefferson National Life Insurance Company at December 31, 2010 and 2009 or the results of its operations or its cash flows for the years ended December 31, 2010, 2009 and 2008.

[BDO LOGO]

However, in our opinion, the statutory basis financial statements referred to above present fairly, in all material respects, the financial position of Jefferson National Life Insurance Company at December 31, 2010 and 2009, and the results of its operations and its cash flows for the years ended December 31, 2010, 2009 and 2008 in conformity with accounting practices prescribed or permitted by the Texas Department of Insurance.

BDO USA, LLP

Certified Public Accountants

New York, New York

April 27, 2011, except for Note 15
as to which the date is May 11, 2011

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                  STATUTORY BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND
                                                             CAPITAL AND SURPLUS
                                       (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

--------------------------------------------------------------------------------

DECEMBER 31,                                                  2010         2009
--------------------------------------------------------------------------------
ADMITTED ASSETS
Investments and cash:
   Bonds at amortized cost                              $  238,251   $  403,382
   Preferred stock                                          20,641       26,642
   Common stock                                              8,761        3,425
   Mortgage loan trusts                                     14,417       15,328
   Mortgage loans on real estate                             1,510        1,683
   Investment in real estate                                   705          632
   Policyholder loans                                        7,961       13,910
   Cash and short-term investments                         217,679       35,739
   Intercompany note                                           952          952
   Other invested assets                                     2,376           --
   Derivatives                                                 106          318
--------------------------------------------------------------------------------
      TOTAL INVESTMENTS AND CASH                           513,359      502,011
Accrued investment income                                    7,498        8,727
Amounts recoverable on reinsurance ceded                     2,276        1,467
Other admitted assets                                        1,218        1,229
Separate account assets                                  1,244,123    1,058,692
--------------------------------------------------------------------------------
                                                        $1,768,474   $1,572,126
================================================================================
LIABILITIES AND CAPITAL AND SURPLUS
LIABILITIES:
   Policy and contract reserves                         $  214,197   $  422,617
   Claim reserves                                             (260)         (71)
   Accounts payable and accrued expenses                       253          147
   Payable on reinsurance                                  205,918          688
   Due to parent and affiliates                                740          301
   Asset valuation reserve                                   1,016          174
   Interest maintenance reserve                              3,153        2,091
   Transfers from separate accounts                         (4,071)      (5,282)
   Borrowed funds                                           66,597       63,845
   Other liabilities                                         5,494        3,019
   Separate account liabilities                          1,244,123    1,058,692
--------------------------------------------------------------------------------
      TOTAL LIABILITIES                                  1,737,160    1,546,221
--------------------------------------------------------------------------------
CAPITAL AND SURPLUS:
   Common stock, $4.80 par value, 1,065,000 shares
     authorized, 1,043,565 shares issued and outstanding     5,009        5,009
   Paid-in surplus                                          26,991       26,991
   Unassigned deficit                                       (9,521)      (7,659)
   Special surplus funds                                     8,835        1,564
--------------------------------------------------------------------------------
      TOTAL CAPITAL AND SURPLUS                             31,314       25,905
--------------------------------------------------------------------------------
                                                        $1,768,474   $1,572,126
================================================================================

                 SEE ACCOMPANYING NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS.

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                        STATUTORY BASIS STATEMENTS OF OPERATIONS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                           2010        2009         2008
------------------------------------------------------------------------------------------------
REVENUES:
   Premium, annuity and other considerations                $   (5,373)  $ 147,792   $  181,411
   Net investment income                                        23,250      25,012       24,605
   Reserve adjustment on reinsurance ceded                      (6,556)     (8,264)     (14,766)
   Commission and expense allowances on reinsurance ceded        6,017       1,861        2,319
   Amortization of interest maintenance reserve                  1,142        (57)           66
   Fee income                                                    6,799       6,515        9,263
   Other revenues                                                4,329       4,583        4,895
------------------------------------------------------------------------------------------------
      TOTAL REVENUES                                            29,608     177,442      207,793
------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES:
   Annuity and surrender benefits                              145,870     162,463      201,325
   Increase (decrease) in policy and contract reserves        (208,443)    (26,305)       5,118
   Other benefits                                                4,056       4,568        5,125
   Commissions                                                   2,028       2,216        3,615
   General and administrative expenses                          15,929      12,871       17,633
   Taxes, licenses and fees                                        341       (393)           66
   Net transfers to (from) separate accounts                    64,505      17,617      (16,964)
   Other expenses                                                   78          35          327
------------------------------------------------------------------------------------------------
      TOTAL BENEFITS AND EXPENSES                               24,364     173,072      216,245
------------------------------------------------------------------------------------------------
      INCOME (LOSS) FROM OPERATIONS BEFORE FEDERAL
        INCOME TAX PROVISION AND NET REALIZED CAPITAL
        LOSSES                                                   5,244       4,370       (8,452)
FEDERAL INCOME TAX PROVISION                                        --          --           --
------------------------------------------------------------------------------------------------
      INCOME (LOSS) FROM OPERATIONS BEFORE NET REALIZED
        CAPITAL LOSSES                                           5,244       4,370       (8,452)
NET REALIZED CAPITAL LOSSES, NET OF TRANSFERS TO IMR            (7,156)     (2,991)      (6,391)
------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                           $   (1,912)  $   1,379   $  (14,843)
================================================================================================

                 SEE ACCOMPANYING NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS.

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                    STATUTORY BASIS STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                             2010      2009        2008
------------------------------------------------------------------------------------------------
CAPITAL AND SURPLUS, BEGINNING OF YEAR                          $ 25,905   $23,341   $  41,081
-----------------------------------------------------------------------------------------------
Adjustments to surplus:
   Net income (loss)                                              (1,912)    1,379     (14,843)
   Change in net unrealized capital gains (losses)                   610      (688)        (70)
   Change in deferred income tax                                   2,863      (991)      2,176
   Change in nonadmitted assets                                   (2,581)      541      (3,058)
   Change in asset valuation reserve                                (842)      155       2,535
   Paid-in surplus                                                    --     3,000          --
   Change in surplus as a result of reinsurance, net of tax        7,271      (832)       (832)
   Dividends to shareholder                                           --        --      (3,648)
------------------------------------------------------------------------------------------------
      NET ADJUSTMENTS TO SURPLUS                                   5,409     2,564     (17,740)
------------------------------------------------------------------------------------------------
CAPITAL AND SURPLUS, END OF YEAR                                $ 31,314   $25,905   $  23,341
================================================================================================

                 SEE ACCOMPANYING NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS.

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                        STATUTORY BASIS STATEMENTS OF CASH FLOWS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                         2010         2009         2008
---------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Premiums collected net of reinsurance                                  $   (5,373)  $  147,229   $  180,814
   Net investment income                                                      23,967       23,543       25,171
   Miscellaneous income                                                       17,144       12,960       16,478
---------------------------------------------------------------------------------------------------------------
            TOTAL INCOME RECEIVED                                             35,738      183,732      222,463
---------------------------------------------------------------------------------------------------------------
   Benefit and loss related payments                                         157,358      173,946      222,402
   Net transfers to separate accounts                                         63,294       10,587      (18,050)
   Commissions, expenses paid and aggregate write-ins for deductions          18,180       14,874       21,537
---------------------------------------------------------------------------------------------------------------
            TOTAL OPERATING EXPENSES PAID                                    238,832      199,407      225,889
---------------------------------------------------------------------------------------------------------------
            NET CASH USED IN OPERATING ACTIVITIES                           (203,094)     (15,675)      (3,426)
---------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Proceeds from investments sold, matured or repaid:
         Bonds and stocks                                                    367,475      157,295      138,950
         Mortgage loans                                                        1,322        1,218          365
         Real estate                                                             189           --           --
         Other invested assets                                                   584          264          171
         Miscellaneous proceeds                                                  318           --          468
---------------------------------------------------------------------------------------------------------------
            TOTAL INVESTMENT PROCEEDS                                        369,888      158,777      139,954
---------------------------------------------------------------------------------------------------------------
   Cost of investments acquired:
      Bonds and stocks                                                      (192,411)    (173,249)    (131,505)
      Mortgage loans                                                            (550)          --      (10,353)
      Real estate                                                               (283)        (632)          --
      Other invested assets                                                   (2,400)        (952)      (1,000)
      Miscellaneous investments                                                 (106)        (318)          --
---------------------------------------------------------------------------------------------------------------
            TOTAL COST OF INVESTMENTS ACQUIRED                              (195,750)    (175,151)    (142,858)
---------------------------------------------------------------------------------------------------------------
   Net decrease in policy loans                                                5,925        2,537          816
---------------------------------------------------------------------------------------------------------------
            NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES              180,063      (13,837)      (2,088)
---------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES AND MISCELLANEOUS SOURCES:
      Borrowed funds                                                           2,752       53,817       10,000
      Net deposit-type contract fund and other liabilities                        23         (822)      (1,747)
      Dividends to stockholders                                                   --           --       (3,648)
      Other cash applied                                                     202,196       (2,065)      (2,401)
      Paid-in surplus                                                             --        3,000           --
---------------------------------------------------------------------------------------------------------------
            NET CASH PROVIDED BY FINANCING ACTIVITIES AND
              MISCELLANEOUS SOURCES                                          204,971       53,930        2,204
---------------------------------------------------------------------------------------------------------------
NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS                                181,940       24,418       (3,310)
CASH AND SHORT-TERM INVESTMENTS:
   Beginning of year                                                          35,739       11,321       14,631
---------------------------------------------------------------------------------------------------------------
   End of year                                                            $  217,679   $   35,739   $   11,321
===============================================================================================================

                 SEE ACCOMPANYING NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS.

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                   NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

1.    ORGANIZATION       Jefferson   National   Life   Insurance   Company  (the
                         "Company" or "JNL"), is a life insurance company founded in 1937 and domiciled in the State of Texas.
                         The Company markets primarily variable annuities and, in 2005, launched a revolutionary flat insurance fee variable annuity called Monument Advisor.

                         The Company is licensed in all states and the District of Columbia except New York and is a wholly-owned subsidiary of Jefferson National Financial Corp. ("JN Financial").

                         The following states represented premiums collected in excess of 5% of total premiums in 2010, 2009 and 2008:

                                           2010      2009      2008
                         -------------------------------------------
                         Texas              14%       16%       16%
                         California         12%       10%       10%
                         Pennsylvania        6%        8%       N/A
                         Colorado            5%        7%       N/A
                         Illinois           N/A        7%       N/A
                         Florida             6%        6%        8%
                         Michigan           N/A       N/A        6%
                         Ohio               N/A       N/A        6%
                         ===========================================

                         As of December 31, 2007, JN Financial was a wholly-owned subsidiary of Inviva, Inc. ("Inviva") and JNF Holding Company, Inc. ("JNF"), collectively.
                         Effective January 3, 2008, Inviva completed a restructuring transaction whereby it exchanged $111,500 of debt ($91,500 principal and $20,000 accrued interest) for (a) cash and new debt of approximately $9,000 and $7,600, including future interest payments, respectively; and (b) a portion of its equity interest in JN Financial. The new debt resides at JN Financial, but will ultimately be serviced by the Company at an annual cost of approximately $300 to $500. On January 2, 2008, to facilitate the restructuring, the Company paid a $3,648 extraordinary distribution, which was approved by the Texas Department of Insurance. As of December 31, 2010, Inviva remains a shareholder of JN Financial through its direct and indirect investments.

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                   NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

2.    BASIS OF           The  statutory  basis  financial  statements  have been
      PRESENTATION       prepared   on  the   basis  of   accounting   practices
                         prescribed  or  permitted  by the Texas  Department  of
                         Insurance  (the   "Department").   Insurance  companies
                         domiciled  in Texas are  required to prepare  statutory
                         basis  financial  statements  in  accordance  with  the
                         National   Association   of  Insurance   Commissioners'
                         ("NAIC")  ACCOUNTING  PRACTICES AND  PROCEDURES  manual
                         ("NAIC   SAP"),   subject  to   certain   modifications
                         prescribed  or  permitted  by  the  Department  ("Texas
                         SAP"). The Department has the right to permit specific practices that deviate from prescribed practices. The
                         Company has no such practices.

                         Financial statements prepared in accordance with Texas SAP vary from financial statements prepared using accounting principles generally accepted in the United States of America ("GAAP") primarily because on a statutory basis:

                         o costs related to acquiring business, principally commissions, direct marketing costs and certain policy issue expenses, are charged to income in the year incurred, rather than capitalized and amortized in relation to premiums or gross profits;

                         o life insurance and annuity reserves are based on statutory mortality and interest requirements, without consideration of withdrawals and Company experience, whereas on a GAAP basis they are based on anticipated Company experience for lapses, mortality and investment yield;

                         o life insurance enterprises are required to establish a formula-based asset valuation reserve ("AVR") by a direct charge to surplus to offset potential investment losses, under GAAP provisions for investments are established as needed through a charge to income;

                         o realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserves and amortized into investment income over the remaining life of the investment sold, for GAAP such gains and losses are recognized in income at the time of the sale;

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                   NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

                         o bonds are carried principally at amortized cost, but at fair value for GAAP;

                         o the admission or nonadmission of deferred tax assets are determined under Statement of Statutory Accounting Principles ("SAP") No. 10 which differs from the valuation allowance determined under GAAP. The changes in deferred income taxes are not reported as a component of net income but rather as a charge to capital and surplus;

                         o    assets  and   liabilities   are  reported  net  of
                              reinsurance for statutory purposes and gross of reinsurance for GAAP;

                         o premiums from interest sensitive and annuity policies are recognized as income, whereas under GAAP future policy liabilities are increased;

                         o deferred premium amounts are a function of the premium payment assumptions used in calculating the policy reserves, whereas on a GAAP basis, any deferred benefit premium amounts are netted against the liability for future policy benefits;

                         o goodwill and other intangibles are subject to certain limitations as admitted assets;

                         o securities lending transactions in which collateral is not available for the general use by the Company are not recorded on the balance sheet per SAP 91. For GAAP, such transactions are accounted for as a secured borrowing and the collateral is recorded on the GAAP balance sheet as an asset and a liability; and

                         o certain "nonadmitted assets" (principally receivables over 90 days, furniture and fixtures, deferred tax assets, unauthorized reinsurance and prepaid expenses) must be excluded from admitted assets under statutory reporting through a charge to capital and surplus.

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                   NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

                         A reconciliation of net income (loss) and capital and surplus of the Company as determined in accordance with statutory accounting practices to amounts determined in accordance with GAAP as of December 31, 2010, 2009 and 2008 is as follows:


                                                                       Net income (loss)               Capital and surplus
                                                                 ------------------------------   ------------------------------
                                                                    Year ended December 31,               December 31,
                                                                 ------------------------------   ------------------------------
                                                                   2010       2009      2008       2010       2009       2008
                         --------------------------------------------------------------------------------------------------------
                         Statutory amounts                        $(1,912)   $ 1,379   $(14,843)   $31,314    $25,905   $ 23,341
                         Add (deduct) adjustments:
                            Investments                            15,817        757        694     12,834      3,006    (35,782)
                            Deferred acquisition
                               costs and valuation of
                               business acquired                   (7,850)    (1,124)    (4,534)    28,297     38,606     57,929
                            Goodwill and other
                               intangibles                             --         --         --      5,462      5,462      5,462
                            Nonadmitted assets                         --         --         --        234        558         --
                            Policy reserves                         2,440        585      5,861     (4,908)    (7,374)    (7,939)
                            Deferred taxes                             --         --       (863)        --         --         --
                            Ceding commissions                     (5,138)      (832)      (832)        --         --         --
                            Other                                      91        (94)        --          3          2         29
                         --------------------------------------------------------------------------------------------------------
                         GAAP-basis amounts                       $ 3,448   $    671   $(14,517)   $73,236    $66,165   $ 43,040
                         ========================================================================================================

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                   NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

3.    SUMMARY OF         INVESTMENTS
      SIGNIFICANT
      ACCOUNTING         BONDS - Bonds not in default  are  generally  stated at
      POLICIES           amortized  cost  using the  interest  method or at fair
                         value for NAIC rated 6 securities.  All other bonds are
                         stated at the lower of  amortized  cost or fair  value.
                         Mortgage-backed  securities and  structured  securities
                         not in default are stated at amortized cost, net of any
                         other  than  temporary  impairment,  or  the  lower  of
                         amortized   cost   or   fair   value.   Mortgage-backed
                         securities  are  adjusted  for  changes  in  prepayment
                         assumptions   using  the  retrospective   method.   The
                         retrospective  method is used to value  all  securities
                         except for interest only securities or securities where
                         the yield had become  negative;  these are valued using
                         the  prospective  method.  Prepayment  assumptions  for
                         loan-backed   bonds  and  structured   securities  were
                         obtained  from the broker at the date of  purchase  and
                         are  updated   semi-annually   based  on  market  rate.
                         Mortgage-backed  and  structured  securities in default
                         are valued at the lower of  amortized  cost (net of any
                         other  than  temporary   impairments)  or  undiscounted
                         estimated   future   cash  flows.   Investment   market
                         valuations are prescribed by the NAIC.

                         Unrealized gains and losses on NAIC rated 6 bonds are recorded directly to unassigned surplus. If it is determined that a decline in fair value is other than temporary, the cost basis is written down and a realized loss is recognized.

                         PREFERRED STOCK - Redeemable preferred stocks that have characteristics of debt securities and are rated as higher or high quality (NAIC designation of 1 through
                         3) are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost or fair value. Nonredeemable preferred stocks are reported at fair value or lower of cost or fair value as determined by the Securities Valuation Office of the NAIC ("SVO") and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. If it is determined that a decline in fair value is other than temporary, the cost of preferred stocks is written down and a realized loss is recognized.

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                   NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

                         POLICY LOANS - Policy loans are reported at unpaid balances.

                         SHORT-TERM INVESTMENTS - Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

                         MORTGAGE LOAN TRUSTS - Mortgage loan trusts are reported at the Company's pro rata share of the unpaid principal balances of the underlying mortgage loans in the trusts. The Company participates in seven trusts managed by Innovative Capital Advisors and has various ownership percentages in the trusts ranging from 6.52% to 16.44%. Impairment losses are recognized if the underlying mortgage loans were unable to collect all principal and interest payments according to the contractual terms of the agreement.

                         MORTGAGE  LOANS ON REAL  ESTATE -  Mortgage  loans  are
                         reported at unpaid principal balances, less any discounts and allowances for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realized value and a realized loss is recognized.

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                   NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

                         DERIVATIVES - At December 31, 2010, the Company held S&P puts with a notional amount of $12,300, a cost of $488 and a market value of $106. At December 31, 2009, the Company held S&P puts with a notional amount of $10,000, a cost of $821 and a market value of $318. The puts contain market risk since the market value is derived from movements in the S&P 500 and the expiration date of the contract. The Company purchased the puts to partially offset the impact of reserve changes in its guaranteed minimum death benefit rider. The Company uses hedge accounting and reports the puts at fair value with the change in market value recognized in the net realized capital gain (loss) line of the statements of operations. The total realized loss due to market value changes, sales and expirations in 2010 was $914. In 2009, the Company reported the unrealized loss of $503 as a change in unassigned surplus.

                         INTERCOMPANY NOTE - Intercompany note is a note between the Company and Jefferson National Asset Management, LLC ("JNAM"), an affiliate. The note is reported at the unpaid principal balance.

                         OTHER INVESTED ASSETS - Other invested assets at December 31, 2010 represent investments in a hedge fund and a limited partnership interest. The hedge fund is comprised of asset-backed and mortgage-backed securities. The partnership wholly owns an LLC comprised of an interest rate swap and subordinate notes of a trust backed by collateral in the form of mortgage-backed securities. Both positions are reported as the Company's share of underlying equity of the investee. The cost basis of other invested assets was $2,376 at December 31, 2010.

                         REAL ESTATE - The Company owns available-for-sale real estate resulting from the foreclosure of certain commercial and residential mortgage loans in a loan sharing trust purchased to provide asset diversification. The real estate is valued at the appraised value at time of foreclosure.

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                   NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

                         REALIZED GAINS AND LOSSES AND INTEREST MAINTENANCE RESERVE - Realized gains and losses (determined using the specific identification basis), net of applicable taxes, arising from changes in interest rates are accumulated in the Interest Maintenance Reserve ("IMR") and are amortized into net investment income over the estimated remaining life of the investment sold. All other realized gains and losses are reported in the statutory basis statements of operations.

                         ASSET VALUATION RESERVE - An AVR applying to the specific risk characteristics of all invested asset categories excluding cash, policy loans and investment income accrued has been established based on a statutory formula. Realized and unrealized gains and losses arising from changes in the creditworthiness of the borrower are included in the appropriate subcomponent of the AVR. Changes in the AVR are applied directly to unassigned surplus.

                         NET INVESTMENT INCOME AND EXPENSES - Net investment income includes premium amortization, discount accretion, as well as interest and dividends received or accrued on investments. Net investment income is reported as earned and is presented net of related investment expenses.

                         SPECIAL  SURPLUS  FUNDS

                         Special surplus funds represent the unearned portion of ceding commissions received. Ceding commissions are recognized in income as the profits emerge, net of tax, on the underlying blocks of business.

                         POLICY AND CONTRACT RESERVES

                         Life, annuity, and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using specified interest rates and valuation methods in accordance with Department regulations.

                         LIFE RESERVES

                         Reserves for life contracts are primarily mean reserves based on mortality and interest rate assumptions (ranging from 2.25% to 6.00%), in accordance with Department regulations.

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                   NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

                         Premium deficiency reserves, if any, are recorded when it is probable that the expected future cost on policies will exceed the anticipated future premiums and interest income on those policies.

                         The Company waives the deduction of deferred fractional premiums upon the death of the insured and returns any portion of the final premium beyond the date of death. Reserves are never less than surrender values available at valuation date.

                         ANNUITY RESERVES

                         Reserves for contractual funds not yet used for the purchase of annuities are reserved for using the continuous version of the Commissioners Annuity Reserve Valuation Method ("CARVM"), in which the greatest present value of benefits considering voluntary and involuntary benefits streams is deemed sufficient to provide for benefits arising from the contracts. Calculations follow Actuarial Guideline 33, for the fixed annuities; and for the variable annuities, Actuarial Guideline 43 is followed.

                         Reserves for life and disability insurance are based on mortality, morbidity, and interest rate assumptions in accordance with Department regulations. Reserves for annuity contracts in the payout phase are computed on the net single premium method and represent the estimated present value of future retirement benefits. These reserves are based on mortality and interest rate assumptions (ranging from 5.25% to 13.25%), in accordance with Department regulations.

                         Transfers from separate accounts represent the difference between the account values held on the separate accounts and the statutory reserves required for these policies using the Commissioner's valuation reserve methodology.

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                   NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

                         BORROWED FUNDS

                         The Company became a member of the Federal Home Loan Bank of Dallas (the "FHLB") in September 2008. These advances taken are both variable rate and fixed rate advances which range in maturity from two years to twenty years. The Company's intention is to use the proceeds from these advances to invest in highly-rated Residential Mortgage-backed Securities ("RMBS") which also qualify as collateral under the program. At December 31, 2010, the Company owned $3,833 of FHLB capital stock and has pledged collateral of $65,163 in carrying value of RMBS securities. At December 31, 2009, the Company owned $3,425 of FHLB common stock and had pledged RMBS with a fair value of $66,620 as collateral. As of December 31, 2010, the Company had drawn $77,000 in FHLB advances with an unpaid balance of $66,467 as of December 31, 2010. As of December 31, 2009, the Company had drawn $67,000 in FHLB advances with an unpaid balance of $63,706. The assets and liability were classified in the general account as the program was established to increase income on the current fixed income portfolio in the general account.

                         REINSURANCE

                         Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. A liability for reinsurance balances is provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves.

                         FEDERAL INCOME TAX

                         The Federal income tax provision (benefit) included in the statutory basis statements of operations is based on taxes paid or anticipated to be paid or refunds expected to be received.

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                   NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

                         DEFERRED INCOME TAXES

                         Deferred tax assets are limited to 1) the amount of Federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state taxes.

                         SEPARATE ACCOUNT ASSETS/LIABILITIES

                         Investments held in the separate accounts are stated at fair value. Participants' corresponding equity in the separate accounts is reported as a liability in the accompanying statements. Premiums and benefits related to the separate accounts are included in the accompanying statutory basis statements of operations as net transfers to (from) separate accounts. Investment gains (losses) in the separate accounts are offset by a change to the reserve liabilities in the respective separate accounts.

                         PREMIUMS AND ANNUITY CONSIDERATIONS

                         Insurance premiums and annuity considerations without mortality risks are recognized as income when due. Annuity considerations with mortality risks are recognized as revenue when received.

                         FEE INCOME

                         Fee income consists primarily of income from fees associated with investment management, administration and contract guarantees from separate accounts and is recognized as income when charged to the underlying account.

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                   NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

                         GENERAL AND ADMINISTRATIVE EXPENSES

                         General and administrative expenses are charged to expense as incurred. This includes direct expenses incurred by the Company and expenses allocated by JN Financial to the Company.

                         ESTIMATES

                         The preparation of financial statements in accordance with Texas SAP requires management to make estimates and assumptions that affect the reported amounts in the statutory basis financial statements and accompanying notes. Actual results could differ from these estimates.

4.    INVESTMENTS        FIXED MATURITY AND EQUITY SECURITIES

                         The amortized cost and NAIC market value of investments in fixed maturity securities, preferred stock and common stock at December 31, 2010 are as follows:

                                                                         Gross unrealized       NAIC
                                                          Amortized   ---------------------    market
                                                            cost        Gains      Losses       value
                         -------------------------------------------------------------------------------
                         Fixed maturities:
                            U.S. Treasury                 $   8,244   $     388   $      --   $   8,632
                            States and political
                              subdivisions                   15,761         142        (708)     15,195
                            Corporate bonds                 113,321       6,785        (881)    119,225
                            Mortgage-backed securities:
                                U.S. government agencies     16,970       1,529          (2)     18,497
                                Corporate                    83,955       2,543        (609)     85,889
                         -------------------------------------------------------------------------------
                                                            238,251      11,387      (2,200)    247,438
                         Preferred stock                     20,641          23        (472)     20,192
                         Common stock                         8,833          --         (72)      8,761
                         -------------------------------------------------------------------------------
                         Total                            $ 267,725   $  11,410   $  (2,744)  $ 276,391
                         ===============================================================================

                         The amortized cost and NAIC market value of investments in fixed maturity securities, preferred stock and common stock at December 31, 2009 are as follows:

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                   NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

                                                                         Gross unrealized       NAIC
                                                          Amortized   ---------------------    market
                                                            cost        Gains      Losses       value
                         -------------------------------------------------------------------------------
                         Fixed maturities:
                            U.S. Treasury                 $  12,428   $     533   $      (5)  $  12,956
                            States and political
                              subdivisions                    1,036          16         (11)      1,041
                            Corporate bonds                 201,326       8,834      (5,530)    204,630
                            Mortgage-backed securities:
                                U.S. government agencies     58,951       3,331         (13)     62,269
                                Corporate                   129,641       2,463      (5,915)    126,189
                         -------------------------------------------------------------------------------
                                                            403,382      15,177     (11,474)    407,085
                         Preferred  stock                    26,642           2      (5,111)     21,533
                         Common stock                         3,425          --          --       3,425
                         -------------------------------------------------------------------------------
                         Total                            $ 433,449   $  15,179   $ (16,585)  $ 432,043
                         ===============================================================================

                         As of December 31, 2010 and 2009, the Company had fixed maturity securities with a statement value of $13,044 and $13,159, respectively, on deposit with various state regulatory agencies.

                         The statement values and NAIC market values of investments in fixed maturity securities by contractual maturity (except for mortgage-backed securities which are stated at expected maturity) at December 31, 2010 are as follows:

                                                                      Amortized   NAIC market
                                                                        cost        value
                         ---------------------------------------------------------------------
                         Due in one year or less                        $ 4,993       $ 5,076
                         Due after one year  through  five  years        38,611        39,830
                         Due after five years through ten years          63,945        68,614
                         Due after ten years                             29,777        29,532
                         Mortgage-backed  securities                    100,925       104,386
                         ---------------------------------------------------------------------
                         Total                                         $238,251      $247,438
                         =====================================================================

                         Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

                         For the years ended December 31, 2010, 2009 and 2008, proceeds from the sales and maturities of fixed maturity securities were $367,475, $157,295, and $138,950, respectively.

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                   NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

                         Net realized capital gains, losses and other than temporarily impairments for 2010, 2009 and 2008 are as follows:


                         YEAR ENDED DECEMBER 31, 2010
                         ------------------------------------------------------------------------------------
                                                                 Net           Net     Other than
                                                              realized      realized    temporary
                                                            capital gains    losses    impairment    Total
                         ------------------------------------------------------------------------------------
                         Bonds                                 $ 16,100      $(1,116)     $(1,186)  $13,798
                         Preferred stocks                            --          (49)      (5,000)   (5,049)
                         Common stocks                               --          (10)          --       (10)
                         Mortgage loans                              --           --         (349)     (349)
                         Derivatives                                 --         (914)          --      (914)
                         Real estate                                 --          (21)          --       (21)
                         ------------------------------------------------------------------------------------
                            Net realized capital
                               gains (losses)                    16,100       (2,110)      (6,535)    7,455
                         Transfer from IMR                      (14,611)          --           --   (14,611)
                         ------------------------------------------------------------------------------------
                            Net realized capital
                               gains (losses)                  $  1,489      $(2,110)     $(6,535)  $(7,156)
                         ====================================================================================


                         YEAR ENDED DECEMBER 31, 2009
                         ------------------------------------------------------------------------------------
                                                                 Net           Net     Other than
                                                              realized      realized    temporary
                                                            capital gains    losses    impairment    Total
                         ------------------------------------------------------------------------------------
                         Bonds                                 $  3,198      $(1,926)     $(2,294)  $(1,022)
                         Preferred stocks                            91          (14)          --        77
                         Common stocks                              232           --           --       232
                         Mortgage loans                              --           --         (281)     (281)
                         ------------------------------------------------------------------------------------
                            Net realized capital
                               gains (losses)                     3,521       (1,940)      (2,575)     (994)
                         Transfer from IMR                       (1,997)          --           --    (1,997)
                         ------------------------------------------------------------------------------------
                            Net realized capital
                               gains (losses)                  $  1,524      $(1,940)     $(2,575)  $(2,991)
                         ====================================================================================

                         YEAR ENDED DECEMBER 31, 2008
                         ------------------------------------------------------------------------------------
                                                                                       Other than
                                                                Gross        Gross      temporary
                                                                gains        losses    impairment    Total
                         ------------------------------------------------------------------------------------
                         Bonds                                  $   2,403    $    --      $(6,837)  $(4,434)
                         Preferred stocks                              18     (2,598)          --    (2,580)
                         Common stocks                                 69         --           --        69
                         ------------------------------------------------------------------------------------
                            Net realized capital
                               gains (losses)                       2,490     (2,598)      (6,837)   (6,945)
                         Transfer to IMR                               --        554           --       554
                         ------------------------------------------------------------------------------------
                            Net realized capital
                               gains (losses)                   $   2,490    $(2,044)     $(6,837)  $(6,391)
                         ====================================================================================

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                   NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

                         At December 31, 2010 and 2009, the Company held unrated or less-than-investment grade corporate bonds with an aggregate amortized cost of $4,427 and $12,786, respectively, with an aggregate fair value of $4,279 and $8,870, respectively. Those holdings amounted to 1.9% and 3.2% of the Company's investments in bonds at December 31, 2010 and 2009, respectively, and 0.8% and 2.5% of the Company's total admitted assets at December 31, 2010 and 2009, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

                         DERIVATIVES

                         At December 31, 2010, the Company held S&P puts with a notional amount of $12,300, a cost of $488 and a market value of $106. At December 31, 2009, the Company held S&P puts with a notional amount of $10,000, a cost of $821 and a market value of $318. The puts contain market risk since the market value is derived from movements in the S&P 500 and the expiration date of the contract. The Company purchased the puts to partially offset the impact of reserve changes in its guaranteed minimum death benefit rider. The Company uses hedge accounting and reports the puts at fair value with the change in market value recognized in the net realized capital gain (loss) line of the Statements of Operations. The total realized loss due to market value changes, sales and expirations in 2010 was $914. In 2009, the Company reported the unrealized loss of $503 as a change in unassigned surplus.

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                   NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

                         NET INVESTMENT INCOME

                         Net investment income for the years ended December 31, 2010, 2009 and 2008, including accrual of discount and amortization of premiums, arose from the following sources:

                                                                  2010      2009      2008
                         ------------------------------------------------------------------
                         Bonds                                 $22,669   $23,953   $22,025
                         Preferred stocks                          540       549       735
                         Common stock                               13         5         1
                         Mortgage loans on real estate           1,047     1,111       972
                         Policy loans                              791       946     1,021
                         Cash and short-term investments             3        51       567
                         Other invested assets                     428        55        30
                         Miscellaneous investment income           286        24       114
                         ------------------------------------------------------------------
                               Total gross investment income    25,777    26,694    25,465
                         Investment expense                       (913)     (587)     (820)
                         Interest expense                       (1,614)   (1,095)      (40)
                         ------------------------------------------------------------------
                         Net investment income                 $23,250   $25,012   $24,605
                         ==================================================================

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                   NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

                         There was no accrued investment income excluded from surplus during 2010, 2009 and 2008.

                         ANALYSIS  OF  UNREALIZED   LOSSES  ON  FIXED   MATURITY
                         SECURITIES

                         The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues. At the end of each quarter, the Company's investment advisor reviews all securities where market value is less than an agreed upon percent of amortized cost for three months or more to determine whether impairments need to be taken.

                         The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value would be charged to operations.

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                   NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

                         There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include
                         (1) the risk that the Company's assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) information, or fraudulent financial statements, could be provided to the Company's investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to operations in a future period.

                         Unrealized losses on securities - where the estimated fair value had declined and remained below amortized cost as of December 31, 2010 and 2009 follows:


                         DECEMBER 31, 2010
                         -----------------------------------------------------------------------------------------------------
                                                           Less than 12 months -   12 months or more -
                                                                 at a loss              at a loss                 Total
                                                          ----------------------   --------------------   --------------------
                                                             NAIC                    NAIC                   NAIC
                                                            market    Unrealized    market   Unrealized    market   Unrealized
                                                            value       losses      value      losses      value      losses
                         -----------------------------------------------------------------------------------------------------
                         Fixed maturities:
                            States and political
                              subdivisions                 $ 9,360     $  (445)    $ 2,186  $    (263)    $11,546    $   (708)
                            Corporate bonds                 22,959        (633)      3,786       (248)     26,745        (881)
                            Mortgage-backed securities:
                                U.S. government agencies        25          --          73         (2)         98          (2)
                                Corporate                    6,134         (40)      2,898       (569)      9,032        (609)
                         -----------------------------------------------------------------------------------------------------
                         Total debt securities              38,478      (1,118)      8,943     (1,082)     47,421      (2,200)
                         Preferred stock                       179          (1)     19,709       (471)     19,888        (472)
                         Common stock                        4,928         (72)         --         --       4,928         (72)
                         -----------------------------------------------------------------------------------------------------
                         Total                             $43,585     $(1,191)    $28,652    $(1,553)    $72,237    $ (2,744)
                         =====================================================================================================
                         Number of positions held                           40                     18                      58
                         =====================================================================================================

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                   NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

                         DECEMBER 31, 2009
                         -----------------------------------------------------------------------------------------------------
                                                           Less than 12 months -   12 months or more -
                                                                 at a loss              at a loss               Total
                                                          ----------------------   --------------------   --------------------
                                                             NAIC                    NAIC                   NAIC
                                                            market    Unrealized    market   Unrealized    market   Unrealized
                                                            value       losses      value      losses      value      losses
                         -----------------------------------------------------------------------------------------------------
                         Fixed maturities:
                            U.S. Treasury                  $   496      $   (5)    $    --    $     --    $    496   $     (5)
                            States and political
                              subdivisions                     565         (11)         --          --         565        (11)
                            Corporate bonds                 29,570        (683)     15,501      (4,847)     45,071     (5,530)
                            Mortgage-backed
                              securities:
                                U.S. government
                                  agencies                     515          (9)         84          (4)        599        (13)
                                Corporate                   33,147      (1,097)     24,112      (4,818)     57,259     (5,915)
                         -----------------------------------------------------------------------------------------------------
                         Total debt securities              64,293      (1,805)     39,697      (9,669)    103,990    (11,474)
                         Preferred stock                        --          --      21,487      (5,111)     21,487     (5,111)
                         -----------------------------------------------------------------------------------------------------
                         Total                             $64,293     $(1,805)    $61,184    $(14,780)   $125,477   $(16,585)
                         =====================================================================================================
                         Number of positions held                           46                      62                    108
                         =====================================================================================================

5.   POLICY AND CLAIM    As of  December  31,  2010 and 2009,  the  Company  had
     RESERVES            $2,420,549 and $2,653,717,  respectively, of individual
                         and group life insurance in force. On $269,988 and $302,888 of insurance in force as of December 31, 2010 and 2009, respectively, gross premiums were less than the net premiums according to the standard valuation set by the Department. The deficiency reserves to cover such insurance in force totaled $2,494 and $2,851 at December 31, 2010 and 2009, respectively. The Company has ceded 100% of its life reserves at December 31, 2010 and 2009.

                         Substantially all of the separate account business of JNL relates to individual variable annuities with non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. However, JNL also has minimal guaranteed separate accounts that are subject to a market value adjustment with one, three and five-year options.

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                   NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

                         GUARANTEED MINIMUM INCOME BENEFIT ("GMIB") - Riders available on certain variable products of the Company provide an annuitization benefit equal to the largest contract value on any contract anniversary less any adjusted (proportional) partial withdrawals.

                         GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB") - Riders available on certain variable products of the Company provide a withdrawal benefit that permits the policyholder to withdraw up to 7% of his premium base annually without incurring a surrender charge, after either a 2-year or 5-year waiting period from issue, and subject to a lifetime maximum of the total premium base.

                         GUARANTEED MINIMUM DEATH BENEFIT ("GMDB") - These variable annuities generally provide an incidental death benefit of the greater of account value or premiums paid net of withdrawals. On some policy forms, the Company also provides an incidental death benefit equal to the greater of account value and premiums net of withdrawals accumulated at 5% ("5% roll-up benefit"), the greatest account value on any contract anniversary ("1-year ratchet") and on the account value reset every 7th anniversary ("7-year lookback").

                         At December 31, 2010, the Company had the following with guaranteed benefits:

                         Benefit and type     Subjected                      Reinsurance
                             of risk        account value   Gross reserve   reserve credit
                         ------------------------------------------------------------------
                         GMDB               $     480,932   $      24,368       $   19,336
                         GMIB                      18,826             649                6
                         GMWB                       3,432               1               --
                         ==================================================================

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                   NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

                         At December 31, 2009, the Company had the following with guaranteed benefits:

                         Benefit and type     Subjected                       Reinsurance
                             of risk        account value   Gross reserve   reserve credit
                         ------------------------------------------------------------------
                         GMDB               $     492,959   $      25,983   $       20,575
                         GMIB                      18,702             748               15
                         GMWB                       3,575               4               --
                         ==================================================================

                         The following table provides information on the GMDB features outstanding at December 31, 2010 and 2009. (Note that the Company's variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore the amounts listed are not mutually exclusive.). The net amount of risk which is defined as the current guaranteed minimum death benefit in excess of the current account balance at December 31, 2010 and 2009 is as follows:

                                                                              2010         2009
                         --------------------------------------------------------------------------
                                                                           (in the event of death)
                         Return of net deposit:
                            Account value                                  $  273,437   $  279,100
                            Net amount at risk                                 28,651       41,920
                            Average attained age of contract holders               53           52
                         Return of net deposits plus a minimum return         200,363      205,924
                         Net amount at risk                                   146,829      169,726
                         Average attained age of contract holders                  62           61
                         Guaranteed minimum return                                  5%           5%
                         Highest specified anniversary account value
                            minus:
                              Withdrawals post-anniversary:
                                Account value                                   7,132        7,935
                                Net amount at risk                              1,372        2,221
                                Average attained age of contract holders           62           61
                         ==========================================================================

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                   NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

                         GMIB feature offers the contract holder annuitization at greater of annual ratchet value and then-current account value. Annuitization is prohibited for the first 7 to 15 contract years, with the exact restriction depending on the annuitant's age at issue. The separate account values are $18,161 and $18,205 at December 31, 2010 and 2009, respectively.

                         GMWB features offer the contract holder annual withdrawal of set percentage of net contributions without incurring surrender charge, until the full amount of the net contribution is exhausted. Depending on which rider is purchased, annuitants are restricted from taking such withdrawals for either two or five years. There is a one-time option to step up the amount of the withdrawal basis.

                         Separate account balances attributable to variable annuity contracts with guarantees at December 31, 2010 and 2009 are as follows:

                                                                2010        2009
                         ----------------------------------------------------------
                         Asset type:
                            Domestic equity                  $ 245,750   $ 245,814
                            International equity                48,480      50,683
                            Bonds                               46,820      44,628
                            Balanced bond/equity                19,938      22,363
                         ----------------------------------------------------------
                              Total                            360,988     363,488
                         Money market                           38,515      47,148
                         ----------------------------------------------------------
                              Total                          $ 399,503   $ 410,636
                         ==========================================================
                         Percent of total variable annuity
                            separate account values               32.1%       38.8%
                         ==========================================================

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                   NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

                         At December 31, 2010, annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

                                                                                2010
                                                                      -------------------------
                                                                         Amount     % of total
                         ----------------------------------------------------------------------
                         A. Subject to discretionary withdrawal:
                            1.  With market value adjustment          $       623           --%
                            2.  At book value less current
                                surrender charge of 5% or more              9,918           .6
                            3.  At fair value                           1,239,213         72.3
                         ----------------------------------------------------------------------
                            4.  Total with adjustment or at fair
                                value                                   1,249,754         72.9
                            5.  At book value without adjustment
                                (minimal or no charge or
                                adjustment)                               436,709         25.4
                         B. Not subject to discretionary withdrawal        28,482          1.7
                         ----------------------------------------------------------------------
                         C. Total (gross: direct + assumed)             1,714,945        100.0
                         D. Reinsurance ceded                            (266,589)          --
                         ----------------------------------------------------------------------
                         E. Total (net) (C) + (D)                     $ 1,448,356        100.0%
                         ======================================================================

6.    FAIR VALUES OF     The estimated fair values of financial instruments have
      FINANCIAL          been determined by using available  market  information
      INSTRUMENTS        and  the  valuation   methodologies   described  below.
                         Considerable judgment is often required in interpreting
                         market  data  to  develop   estimates  of  fair  value.
                         Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                   NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

                         Amounts related to the Company's financial instruments as of December 31, 2010 are as follows:

                                                           Carrying value   Fair value
                         --------------------------------------------------------------
                         ADMITTED ASSETS
                         Bonds                             $      238,251   $  247,438
                         Preferred stocks                          20,641       20,192
                         Common stocks                              8,761        8,761
                         Cash and short-term investments          217,679      217,679
                         Mortgage loan trusts                      14,417       14,417
                         Mortgage loans on real estate              1,510        1,510
                         Real estate                                  705          705
                         Policy loans                               7,961        7,961
                         Derivatives                                  106          106
                         Intercompany note                            952          952
                         ==============================================================
                         LIABILITIES
                         Policy and contract reserves      $      214,197   $  215,291
                         FHLB advances                             66,597       66,597
                         ==============================================================

                         Amounts related to the Company's financial instruments as of December 31, 2009 are as follows:

                                                           Carrying value   Fair value
                         --------------------------------------------------------------
                         ADMITTED ASSETS
                         Bonds                             $      403,382   $  407,085
                         Preferred stocks                          26,642       21,533
                         Common stocks                              3,425        3,425
                         Cash and short-term investments           35,739       35,739
                         Mortgage loan trusts                      15,328       15,328
                         Mortgage loans on real estate              1,683        1,683
                         Real estate                                  632          632
                         Policy loans                              13,910       13,910
                         Derivatives                                  318          318
                         Intercompany note                            952          952
                         ==============================================================
                         LIABILITIES
                         Policy and contract reserves      $      422,617   $  422,463
                         FHLB advances                             63,845       63,845
                         ==============================================================

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                   NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

                         COMMON STOCK

                         Common stock is comprised of securities which represent a residual ownership in a corporation and are reported at fair value. The related unrealized gains (losses) are reported as a component of unassigned surplus along with any adjustment for Federal income taxes. If it is determined that a decline in fair value is other than temporary, the cost of the common stock is written down and a realized loss is recognized.

                         BONDS AND EQUITY SECURITIES

                         Fair value for bonds and equity securities is determined by reference to market prices quoted by the NAIC, broker, third-party pricing sources, or modeling using discounted cash flows.

                         CASH AND SHORT-TERM INVESTMENTS

                         The carrying value for cash and short-term  investments
                         approximates   fair   values  due  to  the   short-term
                         maturities of these instruments.

                         POLICY LOANS, MORTGAGE LOANS AND BORROWED MONEY

                         The fair value of policy loans, mortgage loans and borrowed money is estimated to approximate the carrying value.

                         POLICY AND CONTRACT RESERVES

                         Contractual funds not yet used to purchase retirement annuities and other deposit liabilities are stated at their cash surrender value. These contracts are issued with variable interest rates that are periodically adjusted based on changes in underlying economic conditions.

                         The fair values of other policyholder liabilities were calculated under 1,000 stochastically generated projection scenarios. In determining the fair value of liabilities, benefits and expenses less premiums under the scenarios were discounted at the approximate net investment earnings rate.

                         REAL ESTATE

                         The estimated fair value of real estate is based upon the most recent valuation conducted by a third-party appraiser.

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                   NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

                         DERIVATIVES

                         The estimated  fair value of  derivatives is determined
                         by   broker/dealers   that   make   markets   in   such
                         instruments.

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                   NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

7.    FAIR VALUE         Assets  and  liabilities  measured  at fair  value on a
      MEASUREMENTS       recurring basis are as follows:

                                    Description                         Level 1      Level 2     Level 3       Total
                         -----------------------------------------------------------------------------------------------
                         ASSETS
                         Investment securities, available for sale:
                            Preferred stock                           $       612   $      50   $      --   $       662
                            Fixed income                                       --     239,764      27,204       266,968
                            Common stock                                    3,833          --       4,928         8,761
                            Derivatives                                        --         106          --           106
                            Separate account assets                     1,244,123          --          --     1,244,123
                         -----------------------------------------------------------------------------------------------
                                                                      $ 1,248,568   $ 239,920   $  32,132   $ 1,520,620
                         ===============================================================================================
                         LIABILITIES
                         Separate account liabilities                 $ 1,244,123   $      --   $      --   $ 1,244,123
                         ===============================================================================================

                         Assets measured at fair value on a recurring basis using significant unobservable inputs are as follows:

                                                                                 Total gains  Total gains
                                      Balance at                                  (losses)     (losses)     Purchases,  Balance at
                                      January 1,  Transfers into  Transfers out  included in  included in   sales and  December 31,
                                         2010         Level 3      of - Level 3     income      surplus    settlements     2010
                         -----------------------------------------------------------------------------------------------------------
                         Fixed income $   25,635  $           --  $        (166) $        --  $   (29,162) $    30,897 $     27,204
                         Common stock         --              --             --           --          (72)       5,000        4,928
                         ===========================================================================================================

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                   NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

                         The following are the levels of the hierarchy and a brief description of the type of valuation inputs that are used establish each level:

                         o Pricing Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets that the Company's pricing sources have the ability to access. Since the valuations are

                         o Pricing Level 2 - Valuations based upon quoted prices for similar assets in active markets, quoted prices for identical or similar assets in inactive markets, or valuations based on market data.

                         o Pricing Level 3 - Valuations that are derived from techniques in which one or more of the significant inputs are unobservable, including broker quotes which are not binding.

8.    REINSURANCE        In 2002,  the  Company  reinsured  100% of its life and
                         accident  and  health   business  to  Protective   Life
                         Insurance Company  ("Protective"),  Washington National
                         Insurance  Company  ("WNIC") and Conseco Life Insurance
                         Co.   of  Texas   ("Conseco").   The   total   reserves
                         transferred  under these  agreements  were $342,140 and
                         $360,273  for the years  ended  December  31,  2010 and
                         2009, respectively. As part of these transactions,  the
                         Company  also  transferred  the related IMR balance and
                         received  ceding   commissions.   The  gains  on  these
                         transactions  were  recorded as an increase to surplus,
                         as special surplus funds, net of tax. Protective,  WNIC
                         and  Conseco   provide  for  full  servicing  of  these
                         policies.

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                   NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

                         During 2004, the Company began to issue simplified-issue term life business. The risk is reinsured on both a coinsurance and modified coinsurance basis. In 2006, the Company ceded the remaining risk related to the simplified-issue term life business to Wilton Re. The gain on this transaction, primarily in the form of a ceding commission, was recorded as an increase to surplus, as special surplus funds. Wilton Re provides for full servicing of these policies. With the completion of this transaction, the Company retains no traditional life insurance risk.

                         The Company has reinsured a majority of the GMDB exposure to several reinsurers. The most significant arrangement cedes approximately $19,059 and $20,234 of its $19,059 and $20,234, respectively, GMDB reserves to Connecticut General Life Insurance Company, a subsidiary of CIGNA Corporation for the years ended December 31, 2010 and 2009, respectively.

                         In 2010, the Company reinsured 100% of a closed fixed only annuity block originated by the Company prior to 2003 to Athene Life Re Ltd. ("Athene") on a coinsurance with funds withheld basis. The total reserves ceded under this agreement were $197,317 as of December 31, 2010. As part of this transaction, the Company also transferred the related IMR balance and received a ceding commission of $12,408. The gain on this transaction was recorded as an increase to surplus, as special surplus funds, net of tax. The Company retains the servicing of these policies in exchange for a per policy expense allowance from Athene.

                         The Company retains the primary obligation to the policyholder for reinsured policies. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, the Company evaluates the financial condition of its reinsurers in order to minimize its exposure to losses from reinsurer insolvencies.

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                   NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

                         Neither JN Financial nor any of its related parties control or are affiliated with, directly or indirectly, any reinsurers with whom the Company conducts business, except for ACE Reinsurance ("ACE"). JNL has a reinsurance agreement with ACE Tempest Life Reinsurance Ltd., whose parent, ACE (through affiliates) has made sizable investments in Inviva, Inc. This agreement was entered into by JNL prior to its acquisition by Inviva. Total ceded reserves under this agreement at December 31, 2010 and 2009 were approximately $193 and $267, respectively.

                         No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. At December 31, 2010 and 2009, there is no reinsurance agreement in effect such that the amount of losses paid or accrued exceeds the total direct premium collected.

                         Amounts in the financial statements have been reduced for reinsurance ceded on life, annuity and accident and health policies as follows:

                                                           2010        2009        2008
                         -----------------------------------------------------------------
                         Premiums, annuity and fund
                            deposits                    $ 231,115   $  35,686   $  39,621
                         Policyholder benefits             47,505      41,303      44,913
                         Change in insurance and
                            annuity reserves              178,224     (24,506)      4,332
                         Policy and contract reserves     608,570     430,557     455,194
                         =================================================================

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                   NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

                         The Company entered into a reinsurance agreement with Scottish Re US, Inc. ("SRUS") effective January 1, 2005, whereby it ceded 30% of its reserves on select variable annuity contracts. The reinsurance on the fixed account portion of these contracts is on a coinsurance basis. The reinsurance on the separate account portion of these contracts is on a modified coinsurance basis upon which the Company maintains possession of the assets which support the reserves ceded. In January 2005, the Company transferred reserves of approximately $54,600, under the coinsurance portion of the contract, to SRUS and received a ceding commission of approximately $520, which will be amortized to income over the expected life of the underlying business using the straight-line method.

                         On January 5, 2009 the Delaware Department of Insurance ("Delaware Department") issued an order of supervision against SRUS which, among other things, requires the Delaware Department's consent to any transaction outside the ordinary course of business and formalized certain reporting and processes already informally in place between SRUS and the Department. As of December 31, 2010, the balance of annuity business ceded to SRUS was approximately $53,000 under coinsurance. SRUS continues to maintain the capital ratios required by the reinsurance agreement. The Company continues to evaluate the financial condition of SRUS with respect to the Company's existing exposure. SRUS continues to perform under its contractual obligations to the Company. However, the Company cannot predict what changes in the status of SRUS's financial condition may have on its ability to take reserve credit for the business of SRUS in the future. If the Company were unable to take reserve credit for the business ceded to SRUS, it could have a material adverse impact on the Company's financial condition.

                         There was no liability for unsecured reserves ceded to unauthorized reinsurers during 2010, 2009 and 2008. During 2010, 2009 and 2008, the Company did not write off any reinsurance balances due and did not report any income or expense as a result of commutation of reinsurance.

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                   NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

                         The premium, annuity and other consideration amounts included in the statutory basis statements of operations for the years ended December 31, 2010, 2009 and 2008 were comprised of the following (not including considerations for supplementary contracts with life contingencies of $154, $265 and $287 as of December 31, 2010, 2009 and 2008, respectively):

                         YEAR ENDED DECEMBER 31,          2010       2009       2008
                         -------------------------------------------------------------
                         Short duration contracts:
                            Direct premiums          $   5,207   $  5,917   $  6,250
                            Reinsurance ceded           (5,207)    (5,917)    (6,250)
                         -------------------------------------------------------------
                                Total premiums       $      --   $     --   $     --
                         =============================================================
                         Long duration contracts:
                            Direct premiums          $ 217,331   $173,408   $209,925
                            Reinsurance assumed          3,050      3,828      4,570
                            Reinsurance ceded         (225,908)   (29,709)   (33,371)
                         -------------------------------------------------------------
                                Total premiums       $  (5,527)  $147,527   $181,124
                         =============================================================

9. COMMITMENTS AND Various lawsuits against the Company may arise in the CONTINGENCIES ordinary course of the Company's business, some of which the Company may be indemnified  for under certain
                         agreements.   Contingent   liabilities   arising   from
                         ordinary course litigation, income taxes and other matters are not expected to be material in relation to the financial position of the Company.

                         As of  December  31,  2010 and 2009,  the  Company  has
                         estimated probable recoveries through premium tax credits to be $408 and $468, respectively. The period over which the credits are realized varies by state but typically range from five to ten years.

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                   NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

10.   FEDERAL INCOME     Current  income  taxes  incurred  for the  years  ended
      TAXES              December  31,  2010,  2009  and  2008  consist  of  the
                         following major components:

                         YEAR ENDED
                            DECEMBER 31,                     2010   2009   2008
                         -------------------------------------------------------
                         Income tax expense on current year
                            operating income                 $ --   $ --   $ --
                         Prior year overaccrual of tax         --     --     --
                         -------------------------------------------------------
                         Current income taxes incurred       $ --   $ --   $ --
                         =======================================================

                         As of December 31, 2010, the Company had a balance of $11 in its policyholder surplus account under the provisions of the Internal Revenue Code.

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                   NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

                         Components of the deferred tax assets ("DTA") and deferred tax liabilities ("DTL") as of December 31, 2010 and 2009 are as follows:

                                                                           2010                          2009
                                                              ----------------------------   -----------------------------
                         DECEMBER 31,                         Ordinary   Capital    Total    Ordinary   Capital    Total
                         -------------------------------------------------------------------------------------------------
                         Gross deferred tax assets            $ 41,092   $ 3,748   $44,840   $ 37,526   $ 2,734   $40,260
                         Gross deferred tax liabilities          3,017        --     3,017      1,300        --     1,300
                         -------------------------------------------------------------------------------------------------
                                                                38,075     3,748    41,823     36,226     2,734    38,960
                         Less: Nonadmitted deferred tax
                                  assets                        38,075     3,748    41,823     36,226     2,734    38,960
                         -------------------------------------------------------------------------------------------------
                         Net deferred tax assets              $     --   $    --   $    --   $     --   $    --   $    --
                         =================================================================================================
                         Increase (decrease) in nonadmitted
                            gross deferred tax assets         $  1,849   $ 1,014   $ 2,863   $ (2,292)  $ 1,301   $  (991)
                         =================================================================================================

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                   NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

                         The main components and the change in deferred tax assets and deferred tax liabilities for the years ended December 31, 2010 and 2009 are as follows:

                                                                         2010                          2009
                                                            -----------------------------   -----------------------------
                         DECEMBER 31,                       Ordinary    Capital    Total    Ordinary   Capital    Total
                         ------------------------------------------------------------------------------------------------
                         DTAs resulting from book/tax
                            differences in:
                               Net operating loss
                                  carryforward              $ 24,111   $     --   $24,111   $ 23,484   $    --   $23,484
                               Capital loss carryforward          --      3,748     3,748         --     2,734     2,734
                               Insurance reserves              2,128         --     2,128      3,469        --     3,469
                               Section 807(f) reserve
                                  basis change                 4,920         --     4,920      4,914        --     4,914
                               Proxy DAC                       4,537         --     4,537      4,374        --     4,374
                               Ceding commissions              3,092         --     3,092         --        --        --
                               Investments                     2,304         --     2,304      1,285        --     1,285
                         ------------------------------------------------------------------------------------------------
                         Gross DTAs                           41,092      3,748    44,840     37,526     2,734    40,260
                         ------------------------------------------------------------------------------------------------
                         Nonadmitted DTAs                     38,075      3,748    41,823     36,226     2,734    38,960
                         ------------------------------------------------------------------------------------------------
                         DTLs resulting from book/tax
                            differences in:
                               Other                           3,017         --     3,017      1,300        --     1,300
                         ------------------------------------------------------------------------------------------------
                         Gross DTLs                            3,017         --     3,017      1,300        --     1,300
                         ------------------------------------------------------------------------------------------------
                         Net admitted deferred tax assets   $     --   $     --   $    --   $     --   $    --   $    --
                         ================================================================================================

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                   NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

                         The Company has not elected to admit deferred tax assets pursuant to Statement of Statutory Accounting Principles No. 10, "Income Taxes", paragraph 10(e), for the current reporting period. The current period election does not differ from the prior reporting period.

                         The significant book to tax differences in 2010, 2009 and 2008 are as follows:

                                                              2010      2009      2008
                         -----------------------------------------------------------------
                         Statutory income (loss) before
                            taxes                            $ 5,244   $ 4,370   $ (8,452)
                         Net realized capital losses          (7,156)   (2,991)    (6,391)
                         -----------------------------------------------------------------
                               Total pre-tax statutory
                                  income (loss)              $(1,912)  $ 1,379   $(14,843)
                         =================================================================
                         Benefit/provision at Federal
                            statutory rate (35%)             $  (669)  $   483   $ (5,195)
                         -----------------------------------------------------------------
                         Reinsurance ceding commission            --      (291)      (291)
                         Amounts related to prior years          (19)       --        (38)
                         IMR/AVR                                (400)       20        (23)
                         Fines and penalties                       4         4          6
                         Nondeductible loss carryforwards         --      (773)     5,541
                         True up DTA/other                     1,084       557         --
                         -----------------------------------------------------------------
                               Total adjustments                 669      (483)     5,195
                         -----------------------------------------------------------------
                         Federal income tax benefit          $    --   $    --   $     --
                         =================================================================

                         As of December 31, 2010 and 2009, the Company had operating loss carryforwards of approximately $68,900 and $67,100, respectively, which begin to expire in 2018. As of December 31, 2010 and 2009, the Company had capital loss carryforwards of approximately $10,700 and $7,800, respectively, which begin to expire in 2011.

                         The Company files a separate life insurance company Federal income tax return.

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                   NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

11.   RELATED PARTY      Effective  July 1, 2006,  the  Company  entered  into a
      TRANSACTIONS       service  agreement with JN Financial.  These agreements
                         covered  certain general and  administrative  expenses.
                         During  2010,  2009 and  2008,  operating  expenses  of
                         $14,968,  $11,810  and  $16,555,   respectively,   were
                         charged to the Company and are reflected in the accompanying statutory basis statements of operations.
                         Amounts due to JN Financial were $740 and $301 at December 31, 2010 and 2009, respectively. The terms of the agreement require that these amounts be charged at least quarterly and settled within 30 days.

                         Effective  May  2003,  the  Company  entered  into  two
                         servicing agreements with its affiliate, Jefferson National Securities Corporation ("JNSC"). The Paymaster Agreement stipulates that the Company will pay all commissions associated with the issuance of variable contracts through JNSC and the Company agrees to reimburse JNSC for all variable commissions paid. The Distribution Agreement stipulates that JNSC agrees to be the distributor of variable contracts for the Company and the Company agrees that it will reimburse the costs it incurs to distribute these contracts. The total amount reimbursed in 2010, 2009 and 2008 under these agreements was $1,258, $1,294 and $2,697, respectively.

                         Effective July 2007, JN Financial, the Company's parent, created a new subsidiary, JNF Advisors, Inc. ("JNA"). Beginning in May 2007, JNA became the advisor for several variable insurance trust mutual funds offered by the Company offered through its variable annuity products.

                         Effective January 2007, JN Financial received ownership of JNF Asset Management, LLC ("JNFAM"), via a transfer for an affiliate. JNFAM was formed to manage assets, either the Company's or third parties, should opportunities arise in the future. On March 31, 2009, JNFAM issued a promissory note to the Company for $951,789. The promissory note is guaranteed by JN Financial. The promissory note provides that interest payments be made quarterly and the principal balance of the note shall be due and payable in full on March 31, 2014. Interest income earned on the note in 2010 was $57,440.

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                   NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

                         The  Company  has not  made  any  other  guarantees  or
                         undertakings for the benefit of an affiliate which would result in a material contingent exposure of the Company's or any affiliated insurer's assets or liabilities.

                         During 2010 and 2009, the Company did not own any common shares of an upstream intermediate or ultimate parent, either directly or indirectly via a downstream subsidiary, controlled or affiliated company.

12.   SEPARATE ACCOUNTS  Separate account assets and related policy  liabilities represent the segregation of funds deposited by variable annuity policyholders. Policyholders bear the investment performance risk associated with these annuities. Separate account assets are invested at the direction of the policyholders, primarily in mutual funds. Separate account assets are reported at fair value based primarily on quoted market prices.

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                   NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

                         Substantially all separate account liabilities are non-guaranteed. However, the Company also has minimal guaranteed separate accounts that are subject to a market value adjustment with one, three and five year options. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2010 and 2009 are as follows:

                         YEAR ENDED DECEMBER 31,                        2010                     2009
                         ---------------------------------------------------------------------------------------
                                                               Separate                  Separate
                                                               accounts       Non-       accounts       Non-
                                                                 with      guaranteed      with      guaranteed
                                                              guarantees    separate    guarantees    separate
                                                              nonindexed    accounts    nonindexed    accounts
                         ---------------------------------------------------------------------------------------
                         Premiums, deposits and other
                            considerations                    $       --   $  186,610   $       --   $  142,357
                         =======================================================================================
                         For accounts with assets at market
                            value                             $      605   $1,239,448   $      657   $1,052,753
                         =======================================================================================
                         Reserves for separate accounts by
                            withdrawal characteristics:
                               Subject to discretionary
                                  withdrawal:
                                     With market value
                                        adjustment            $      605   $       --   $      657   $       --
                                     At market value                  --    1,237,378           --    1,050,739
                               Not subject to discretionary
                                  withdrawal                          --        2,070           --        2,014
                         ---------------------------------------------------------------------------------------
                               Total separate account
                                  liabilities                 $      605   $1,239,448   $      657   $1,052,753
                         =======================================================================================

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                   NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

                         Amounts transferred to and from non-guaranteed separate accounts in the statutory basis statements of operations of the separate accounts and the general account for the years ended December 31, 2010, 2009 and 2008 are as follows:

                         YEAR ENDED DECEMBER 31,                          2010        2009         2008
                         -------------------------------------------------------------------------------
                         Transfers to separate accounts              $ 186,604   $ 142,466   $  174,976
                         Transfers from separate accounts              123,517     126,131      193,182
                         -------------------------------------------------------------------------------
                         Net transfers to (from) separate accounts   $  63,087   $  16,335   $  (18,206)
                         ===============================================================================

13.   EMPLOYEE BENEFITS  The Company  provides  certain life insurance  benefits for a limited number of currently retired employees who worked for the Company prior to Inviva, Inc.'s acquisition in 2002. These benefits are generally set at fixed amounts. All retirees in this plan are fully vested. The liability for these plans was $352 and $572 at December 31, 2010 and 2009, respectively, and was included in other liabilities. The expenses for these plans were $68 and $15 at December 31, 2010 and 2009, respectively. The discount rate used in determining the benefit obligation was 5.25%.

14.   CAPITAL AND        The maximum  amount of  dividends  which can be paid by
      SURPLUS            the  State  of  Texas  life   insurance   companies  to
                         shareholders without prior approval of the Commissioner
                         is the greater of  statutory  net gain from  operations
                         before  realized   capital  gains  or  losses  for  the
                         preceding  year or 10% of statutory  surplus as regards
                         policyholders  at the end of the  preceding  year.  Any
                         such dividend must also be paid from earned  surplus as
                         calculated by a formula created by the Texas Department
                         of  Insurance.  Statutory  net income  from  operations
                         before  realized  capital  gains or losses for 2010 was
                         $5,244. Statutory surplus with regards to policyholders
                         as of December 31, 2010 was $31,314. The Company had no
                         earned  surplus as of December  31,  2010.  The maximum
                         dividend   payout  which  may  be  made  without  prior
                         approval in 2010 is $-0-.

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                   NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

                         Life and health insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2010, 2009 and 2008, the Company meets its RBC requirements.

15.   SUBSEQUENT EVENTS  The  Company's   management  has  performed  subsequent
                         events procedures through March 31, 2011, which is the date the financial statements were available to be issued, and other than disclosed below, there were no other subsequent events requiring adjustments to the statutory basis financial statements or disclosures as stated herein.

                         On March 29, 2011, an investor purchased 5,750 shares of Series A Preferred Stock of JN Financial for $5,750. On March 31, 2011, JN Financial contributed $3,000 of capital to the Company.

                         FMRM Holding LP, an investment partnership in which the Company has invested, obtained an unqualified audit opinion dated May 11, 2011, on its financial statements as of December 31, 2010, which allowed the Company to recognize its equity method investment with a carrying value of $2,371 as an admitted asset.

INDEPENDENT AUDITORS' REPORT ON
SUPPLEMENTAL MATERIAL

Our audit was conducted for the purpose of forming an opinion on the statutory basis financial statements taken as a whole. The accompanying supplemental schedule of selected data is presented to comply with the National Association of Insurance Commissioners' Annual Statement Instructions and the National Association of Insurance Commissioners' Accounting Practices and Procedures Manual and is not a required part of the statutory basis financial statements. Such information has been subjected to the auditing procedures applied in our audit of the statutory basis financial statements and, in our opinion, is fairly stated in all material respects in relation to the statutory basis financial statements taken as a whole.

This report is intended solely for the information and use of the Company and state insurance departments to whose jurisdiction the Company is subject and is not intended to be and should not be used by anyone other than these specified parties.

BDO USA, LLP

Certified Public Accountants

New York, New York

April 27, 2011, except for Note 15
as to which the date is May 11, 2011

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                                         SELECTED FINANCIAL DATA
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

DECEMBER 31, 2010
--------------------------------------------------------------------------------
GROSS INVESTMENT INCOME EARNED (EXCLUDING AMORTIZATION OF THE IMR):
   Government bonds                                                   $     479
   Other bonds (unaffiliated)                                            22,190
   Preferred stocks (unaffiliated)                                          540
   Common stock                                                              13
   Mortgage loans on real estate                                          1,047
   Policy loans                                                             791
   Cash and short-term investments                                            3
   Other invested assets                                                    428
   Miscellaneous investment income                                          286
--------------------------------------------------------------------------------
         GROSS INVESTMENT INCOME                                      $  25,777
================================================================================

BONDS AND SHORT-TERM INVESTMENTS BY CLASS AND MATURITY:
   Bonds by maturity--statement value:
      Due within one year or less                                     $ 257,088
      Over 1 year through 5 years                                        89,079
      Over 5 years through 10 years                                      75,566
      Over 10 years through 20 years                                     14,187
      Over 20 years                                                      17,946
--------------------------------------------------------------------------------
         TOTAL BY MATURITY                                            $ 453,866
================================================================================

   Bonds by class--statement value:
      Class 1                                                         $ 402,233
      Class 2                                                            47,207
      Class 3                                                               554
      Class 4                                                             2,751
      Class 5                                                               967
      Class 6                                                               154
--------------------------------------------------------------------------------
         TOTAL BY CLASS                                               $ 453,866
================================================================================

Total bonds publicly traded                                           $ 423,407
Total bonds privately placed                                             30,459

Preferred stocks--statement value                                        20,641
Short-term investments--book value                                      215,615
Cash on deposit                                                           2,063
================================================================================

LIFE INSURANCE IN-FORCE:
   Ordinary                                                           $     587
================================================================================

                                       JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                                                         SELECTED FINANCIAL DATA
                                                          (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

DECEMBER 31, 2010
----------------------------------------------------------------------------------------
LIFE INSURANCE POLICIES WITH DISABILITY PROVISION IN-FORCE:
   Ordinary                                                                 $    67,874
   Group life                                                                     4,508

SUPPLEMENTARY CONTRACTS IN FORCE:
   Ordinary - not involving life contingencies - amount of income payable         2,077
   Ordinary - involving life contingencies - amount of income payable             2,452
   Group - not involving life contingencies - amount of income payable              209
   Group - involving life contingencies - amount of income payable                  510

ANNUITIES:
   Ordinary:
      Immediate - amount of income payable                                          600
      Deferred - fully paid account balance                                      21,640
      Deferred - not fully paid -account balance                              1,566,884
========================================================================================

   ANNUAL STATEMENT FOR THE YEAR 2010 OF THE JEFFERSON NATIONAL LIFE INSURANCE
                                     COMPANY

                           SUMMARY INVESTMENT SCHEDULE

                                                                                       Admitted Assets as Reported in the
                                                            Gross Investment Holdings           Annual Statement
                                                            -------------------------  -----------------------------------
                                                                 1            2            3                 4
                    Investment Categories                      Amount     Percentage     Amount          Percentage
--------------------------------------------------------------------------------------------------------------------------
1. Bonds:
   1.1 U.S. treasury securities .........................     8,244,042        1.606     8,244,042            1.606
   1.2 U.S. government agency obligations
       (excluding mortgage-backed securities):
       1.21 Issued by U.S. government agencies ..........             0        0.000             0            0.000
       1.22 Issued by U.S. government sponsored
            agencies ....................................             0        0.000             0            0.000
   1.3 Non-U.S. government (including Canada,
       excluding mortgaged-backed securities) ...........     2,873,210        0.560     2,873,210            0.560
   1.4 Securities issued by states, territories, and
       possessions and political subdivisions in the
       U.S.:
       1.41 States, territories and possessions
            general obligations .........................             0        0.000             0            0.000
       1.42 Political subdivisions of states,
            territories and possessions and political
            subdivisions general obligations ............             0        0.000             0            0.000
       1.43 Revenue and assessment obligations ..........    15,760,922        3.070    15,760,922            3.070
       1.44 Industrial development and similar
            obligations .................................             0        0.000             0            0.000
   1.5 Mortgage-backed securities
       (includes residential and commercial MBS):
       1.51 Pass-through securities:
            1.511 Issued or guaranteed by GNMA ..........     2,241,849        0.437     2,241,849            0.437
            1.512 Issued or guaranteed by FNMA and
                  FHLMC .................................    14,680,039        2.859    14,680,039            2.860
            1.513 All other .............................             0        0.000             0            0.000
       1.52 CMOs and REMICs:
            1.521 Issued or guaranteed by GNMA,
                  FNMA, FHLMC or VA .....................        48,297        0.009        48,297            0.009
            1.522 Issued by non-U.S. Government
                  issuers and collateralized by
                  mortgage-backed securities issued or
                  guaranteed by agencies shown in
                  Line 1.521 ............................             0        0.000             0            0.000
            1.523 All other .............................    83,954,870       16.351    83,954,870           16.354
2. Other debt and other fixed income securities
   (excluding short-term):
   2.1 Unaffiliated domestic securities (includes
       credit tenant loans and hybrid securities) .......    79,790,319       15.540    79,790,319           15.543
   2.2 Unaffiliated non-U.S. securities
       (including Canada) ...............................    30,657,607        5.971    30,657,607            5.972
   2.3 Affiliated securities ............................             0        0.000             0            0.000
3. Equity interests:
   3.1 Investments in mutual funds ......................             0        0.000             0            0.000
   3.2 Preferred stocks:
       3.21 Affiliated ..................................             0        0.000             0            0.000
       3.22 Unaffiliated ................................    20,641,470        4.020    20,641,470            4.021
   3.3 Publicly traded equity securities (excluding
       preferred stocks):
       3.31 Affiliated ..................................             0        0.000             0            0.000
       3.32 Unaffiliated ................................             0        0.000             0            0.000
   3.4 Other equity securities:
       3.41 Affiliated ..................................             0        0.000             0            0.000
       3.42 Unaffiliated ................................     8,761,393        1.706     8,761,393            1.707
   3.5 Other equity interests including tangible
       personal property under lease:
       3.51 Affiliated ..................................             0        0.000             0            0.000
       3.52 Unaffiliated ................................             0        0.000             0            0.000
4. Mortgage loans:
   4.1 Construction and land development ................             0        0.000             0            0.000
   4.2 Agricultural .....................................             0        0.000             0            0.000
   4.3 Single family residential properties .............     1,509,867        0.294     1,509,867            0.294
   4.4 Multifamily residential properties ...............             0        0.000             0            0.000
   4.5 Commercial loans .................................    14,417,390        2.808    14,417,390            2.808
   4.6 Mezzanine real estate loans ......................             0        0.000             0            0.000
5. Real estate investments:
   5.1 Property occupied by company .....................             0        0.000             0            0.000
   5.2 Property held for production of income
       (including $..........0 of property
       acquired in satisfaction of debt) ................             0        0.000             0            0.000
   5.3 Property held for sale (including $.......0
       property acquired in satisfaction of debt) .......       704,757        0.137       704,757            0.137
6. Contract loans .......................................     8,047,299        1.567     7,960,536            1.551
7. Receivables for securities ...........................             0        0.000             0            0.000
8. Cash, cash equivalents and short-term investments ....   217,678,743       42.396   217,678,743           42.403
9. Other invested assets ................................     3,433,670        0.669     3,433,670            0.669
10. Total invested assets ...............................   513,445,744      100.000   513,358,981          100.000

                                      SI01

                                                                      [BAR CODE]

                  SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES
                      For The Year Ended December 31, 2010
                            (To Be Filed by April 1)

Of The JEFFERSON NATIONAL LIFE INSURANCE COMPANY

ADDRESS (City, State and Zip Code) Louisville, KY 40223

NAIC Group Code 3381            NAIC Company Code 64017            Federal
Employer's Identification Number (FEIN) 75-0300900

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity's total admitted assets held in that category of investments.

1.    Reporting entity's total admitted assets as reported on
      Page 2 of this annual statement                              $ 524,350,935

2.    Ten largest exposures to a single issuer/borrower/investment.

                        1                              2                   3                4
                                                                                    Percentage of Total
                     Issuer                 Description of Exposure      Amount       Admitted Assets
      -------------------------------------------------------------   -----------   -------------------
2.01  INVESTORS GUARANTY ASSURANCE ......   PREFERRED STOCK           $20,000,000                   3.8%
2.02  WFMBS 2004-X 1A1 ..................   BOND                      $ 9,707,768                   1.9%
2.03  MASTR 2004-6 6A1 ..................   BOND                      $ 9,089,883                   1.7%
2.04  MALT 2004-10 2A1 ..................   BOND                      $ 6,600,516                   1.3%
2.05  BOAMS 2004-7 5A10 .................   BOND                      $ 5,178,685                   1.0%
2.06  CHASE 2004-S3 3A1 .................   BOND                      $ 4,934,277                   0.9%
2.07  MODERN FINL INC ...................   COMMON STOCK              $ 4,928,193                   0.9%
2.08  DISTRICT COLUMBIA REV .............   BOND                      $ 4,223,845                   0.8%
2.09  BSARM 2003-8 5A ...................   BOND                      $ 3,897,327                   0.7%
2.10  FEDERAL HOME LOAN BANK OF DALLAS ..   COMMON STOCK              $ 3,833,200                   0.7%

3. Amounts and percentages of the reporting entity's total admitted assets held in bonds and preferred stocks by NAIC rating.

      Bonds             1              2            Preferred Stocks          3           4
      ------       ------------     ------          ----------------    -----------    ------
3.01  NAIC-1 ...   $402,232,647      76.7%  3.07    P/RP-1              $        --     0.0%
3.02  NAIC-2 ...   $ 47,207,296       9.0%  3.08    P/RP-2              $   641,470     0.1%
3.03  NAIC-3 ...   $    554,276       0.1%  3.09    P/RP-3              $20,000,000     3.8%
3.04  NAIC-4 ...   $  2,750,736       0.5%  3.10    P/RP-4              $        --     0.0%
3.05  NAIC-5 ...   $    967,500       0.2%  3.11    P/RP-5              $        --     0.0%
3.06  NAIC-6 ...   $    154,000       0.0%  3.12    P/RP-6              $        --     0.0%

4.    Assets held in foreign investments:

4.01 Are assets held in foreign investments less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

      If response to 4.01 above is yes, responses are not required for interrogatories 5 - 10.

4.02  Total admitted assets held in foreign investments                    $34,498,317     6.6%

4.03  Foreign-currency-denominated investments                             $        --     0.0%

4.04  Insurance liabilities denominated in that same foreign currency      $        --     0.0%

 SUPPLEMENT FOR THE YEAR 2010 OF THE JEFFERSON NATIONAL LIFE INSURANCE COMPANY

5. Aggregate foreign investment exposure categorized by NAIC sovereign rating:

                                                                                                            1                2
                                                                                                     --------------   --------------
5.01    Countries rated NAIC-1 ...................................................................   $   29,848,067             5.7%
5.02    Countries rated NAIC-2 ...................................................................   $    4,650,250             0.9%
5.03    Countries rated NAIC-3 or below ..........................................................   $                          0.0%

6. Largest foreign investment exposures by country, categorized by the country's NAIC sovereign rating:

                                                                                                             1               2
                                                                                                     --------------   --------------
        Countries rated NAIC-1:
6.01    Country 1:  AUSTRALIA ....................................................................   $    5,245,859             1.0%
6.02    Country 2:  CANADA .......................................................................   $    4,065,633             0.8%
        Countries rated NAIC - 2:

6.03    Country 1:  MEXICO .......................................................................   $    2,732,796             0.5%
6.04    Country 2:  BRAZIL .......................................................................   $    1,917,454             0.4%
        Countries rated NAIC - 3 or below:

6.05    Country 1: ...............................................................................   $                          0.0%
6.06    Country 2: ...............................................................................   $                          0.0%

                                                                                                             1               2
                                                                                                     --------------   --------------
7.      Aggregate unhedged foreign currency exposure .............................................   $                          0.0%

8.      Aggregate  unhedged  foreign  currency  exposure   categorized  by  NAIC
        sovereign rating:

                                                                                                             1               2
                                                                                                     --------------   --------------
8.01    Countries rated NAIC-1 ...................................................................   $                          0.0%
8.02    Countries rated NAIC-2 ...................................................................   $                          0.0%
8.03    Countries rated NAIC-3 or below ..........................................................   $                          0.0%

9. Largest unhedged foreign currency exposures by country, categorized by the country's NAIC sovereign rating:

                                                                                                             1               2
                                                                                                     --------------   --------------
        Countries rated NAIC - 1:
9.01    Country 1: ...............................................................................   $                          0.0%
9.02    Country 2: ...............................................................................   $                          0.0%
        Countries rated NAIC - 2:
9.03    Country 1: ...............................................................................   $                          0.0%
9.04    Country 2: ...............................................................................   $                          0.0%
        Countries rated NAIC - 3 or below:
9.05    Country 1: ...............................................................................   $                          0.0%
9.06    Country 2: ...............................................................................   $                          0.0%

10.     Ten largest non-sovereign (i.e. non-governmental) foreign issues:

                                      1                                             2
                                   Issuer                                      NAIC Rating                   3               4
        ------------------------------------------------------------------------------------------   --------------   --------------
10.01   SANTANDER US DEBT SA UNI ...................................               1FE               $    2,016,069             0.4%
10.02   PHILIPS ELECTRONICS NV .....................................               1FE               $    1,546,399             0.3%
10.03   RAS LAFFAN LIQ NAT GAS .....................................               1FE               $    1,343,335             0.3%
10.04   USIMINAS COMMERCIAL LTD ....................................               2FE               $    1,167,043             0.2%
10.05   TRANS-CANADA PIPELINES .....................................               1FE               $    1,070,270             0.2%
10.06   SHELL INTERNATIONAL FIN ....................................               1FE               $    1,059,760             0.2%
10.07   KOREA GAS CORP .............................................               1FE               $    1,047,499             0.2%
10.08   KOREA NATIONAL OIL CORP ....................................               1FE               $    1,026,573             0.2%
10.09   WESTPAC BANKING CORP .......................................               1FE               $    1,010,103             0.2%
10.10   DEUTSCHE BANK AG LONDON ....................................               1FE               $    1,000,240             0.2%

                                      285.1

 SUPPLEMENT FOR THE YEAR 2010 OF THE JEFFERSON NATIONAL LIFE INSURANCE COMPANY

  11. Amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01 Are assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

        If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.

                                                                                                            1               2
                                                                                                     --------------   --------------
11.02 Total admitted assets held in Canadian investments .........................................   $                          0.0%
11.03 Canadian-currency-denominated investments ..................................................   $                          0.0%
11.04 Canadian-denominated insurance liabilities .................................................   $                          0.0%
11.05 Unhedged Canadian currency exposure ........................................................   $                          0.0%

12. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions:

12.01 Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

        If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

                                                   1                                                       2                3
        ------------------------------------------------------------------------------------------   --------------   --------------
12.02   Aggregate statement value of investments with contractual sales restrictions .............   $                          0.0%
        Largest three investments with contractual sales restrictions:
12.03   ..........................................................................................   $                          0.0%
12.04   ..........................................................................................   $                          0.0%
12.05   ..........................................................................................   $                          0.0%

13. Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01 Are assets held in equity interests less than 2.5% of the reporting entity's total admitted assets? Yes [ ] No [X]

        If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

                                                   1                                                       2                3
                                                 Issuer
        ------------------------------------------------------------------------------------------   --------------   --------------
13.02   INVESTORS GUARANTY ASSURANCE .............................................................   $   20,000,000             3.8%
13.03   MODERN FINL INC ..........................................................................   $    4,928,193             0.9%
13.04   FEDERAL HOME LOAN BANK OF DALLAS .........................................................   $    3,833,200             0.7%
13.05   DB CONT CAP TRST II ......................................................................   $      237,710             0.0%
13.06   METLIFE INC ..............................................................................   $      180,000             0.0%
13.07   PRINCIPAL FINL GROUP .....................................................................   $      180,000             0.0%
13.08   ALABAMA POWER CO .........................................................................   $       43,760             0.0%
13.09   LEHMAN BROTHERS HOLDINGS .................................................................   $            0             0.0%
13.10   ..........................................................................................   $                          0.0%
13.11   ..........................................................................................   $                          0.0%

                                      285.2

  SUPPLEMENT FOR THE YEAR 2010 OF THE JEFFERSON NATIONAL LIFE INSURANCE COMPANY

14. Amounts and percentages of the reporting entity's total admitted assets held in nonaffiliated, privately placed equities:

14.01 Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets? Yes [ ] No [X]

       If response to 14.01 above is yes, responses are not required for the remainder of Interrogatory 14.

                                           1                                                        2             3
       ------------------------------------------------------------------------------------   ------------   -----------
14.02  Aggregate statement value of investments held in nonaffiliated, privately
       placed equities ....................................................................   $ 20,000,000          3.8%
       Largest three investments held in nonaffiliated, privately placed equities:
14.03  INVESTORS GUARANTY ASSURANCE .......................................................   $ 20,000,000          3.8%
14.04  ....................................................................................   $                     0.0%
14.05  ....................................................................................   $                     0.0%

15. Amounts and percentages of the reporting entity's total admitted assets held in general partnership interests:

15.01 Are assets held in general partnership interests less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

       If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.

                                           1                                                        2             3
       ------------------------------------------------------------------------------------   ------------   -----------
15.02  Aggregate statement value of investments held in general partnership interests .....   $                     0.0%
       Largest three investments in general partnership interests:
15.03  ....................................................................................   $                     0.0%
15.04  ....................................................................................   $                     0.0%
15.05  ....................................................................................   $                     0.0%

16. Amounts and percentages of the reporting entity's total admitted assets held in mortgage loans:

16.01 Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity's total admitted assets? Yes [ ] No [X]

       If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

                                           1                                                        2             3
                      Type (Residential, Commercial, Agricultural)
       ------------------------------------------------------------------------------------   ------------   -----------
16.02  RESIDENTIAL ........................................................................   $    692,867          0.1%
16.03  COMMERCIAL .........................................................................   $    381,927          0.1%
16.04  COMMERCIAL .........................................................................   $    381,923          0.1%
16.05  COMMERCIAL .........................................................................   $    363,511          0.1%
16.06  COMMERCIAL .........................................................................   $    347,404          0.1%
16.07  COMMERCIAL .........................................................................   $    336,216          0.1%
16.08  COMMERCIAL .........................................................................   $    331,398          0.1%
16.09  COMMERCIAL .........................................................................   $    326,813          0.1%
16.10  COMMERCIAL .........................................................................   $    301,572          0.1%
16.11  COMMERCIAL .........................................................................   $    300,508          0.1%

                                      285.3

  SUPPLEMENT FOR THE YEAR 2010 OF THE JEFFERSON NATIONAL LIFE INSURANCE COMPANY

       Amount and percentage of the reporting entity's total admitted assets held in the following categories of mortgage loans:

                                                                                                  Loans
                                                                                        ------------   -----------
16.12  Construction loans ...........................................................   $                     0.0%
16.13  Mortgage loans over 90 days past due .........................................   $    425,210          0.1%
16.14  Mortgage loans in the process of foreclosure .................................   $                     0.0%
16.15  Mortgage loans foreclosed ....................................................   $    282,538          0.1%
16.16  Restructured mortgage loans ..................................................   $  1,978,156          0.4%

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

                                 Residential                  Commercial                 Agricultural
  Loan to Value                1             2             3             4             5             6
----------------         ------------   -----------   -----------   -----------   -----------   ------------
17.01  above 95% .....   $                      0.0%  $                     0.0%  $                     0.0%
17.02  91 to 95% .....   $                      0.0%  $                     0.0%  $                     0.0%
17.03  81 to 90% .....   $                      0.0%  $                     0.0%  $                     0.0%
17.04  71 to 80% .....   $                      0.0%  $ 3,684,340           0.7%  $                     0.0%
17.05  below 70% .....   $  1,509,867           0.3%  $10,733,050           2.0%  $                     0.0%

18. Amounts and percentages of the reporting entity's total admitted assets held in each of the five largest investments in real estate:

18.01 Are assets held in real estate reported less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

       If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

       Largest five investments in any one parcel or group of contiguous parcels of real estate.

                                            Description
                                                 1                                                  2             3
             ------------------------------------------------------------------------------   ------------   -----------
18.02  ....................................................................................   $                     0.0%
18.03  ....................................................................................   $                     0.0%
18.04  ....................................................................................   $                     0.0%
18.05  ....................................................................................   $                     0.0%
18.06  ....................................................................................   $                     0.0%

19. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments held in mezzanine real estate loans:

19.01 Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity's total admitted assets? Yes [X] No[ ]

       If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.

                                           1                                                        2             3
       ------------------------------------------------------------------------------------   ------------   -----------
19.02  Aggregate statement value of investments held in mezzanine real estate loans: ......   $                     0.0%
       Largest three investments held in mezzanine real estate loans:
19.03  ....................................................................................   $                     0.0%
19.04  ....................................................................................   $                     0.0%
19.05  ....................................................................................   $                     0.0%

                                      285.4

  SUPPLEMENT FOR THE YEAR 2010 OF THE JEFFERSON NATIONAL LIFE INSURANCE COMPANY

20. Amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:

                                                    At Year End                        At End of Each Quarter
                                                                        1st Quarter          2nd Quarter        3rd Quarter
                                                   1           2             3                    4                  5
                                                --------   ---------    -----------    ----------------------   -----------
20.01  Securities lending agreements
       (do not include assets held
       as collateral for such transactions) ..  $                0.0%   $              $                        $
20.02  Repurchase agreements .................  $                0.0%   $              $                        $
20.03  Reverse repurchase agreements .........  $                0.0%   $              $                        $
20.04  Dollar repurchase agreements ..........  $                0.0%   $              $                        $
20.05  Dollar reverse repurchase agreements ..  $                0.0%   $              $                        $

21. Amounts and percentages of the reporting entity's total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

                                                              Owned                              written
                                                      1                  2                 3                  4
                                                --------------    ---------------    --------------    ---------------
21.01  Hedging ...............................  $                             0.0%   $                             0.0%
21.02  Income generation .....................  $                             0.0%   $                             0.0%
21.03  Other .................................  $                             0.0%   $                             0.0%

22. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps, and forwards:

                                                    At Year End                        At End of Each Quarter
                                                                        1st Quarter          2nd Quarter        3rd Quarter
                                                   1           2             3                    4                  5
                                                --------   ---------    -----------    ----------------------   -----------
22.01  Hedging ...............................  $      0         0.0%   $              $                        $
22.02  Income generation .....................  $      0         0.0%   $              $                        $
22.03  Replications ..........................  $      0         0.0%   $              $                        $
22.04  Other .................................  $      0         0.0%   $              $                        $

23. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for futures contracts:

                                                    At Year End                        At End of Each Quarter
                                                --------------------    ----------------------------------------------------
                                                                        1st Quarter          2nd Quarter        3rd Quarter
                                                   1           2             3                    4                  5
                                                --------   ---------    -----------    ----------------------   -----------
23.01  Hedging ...............................  $      0         0.0%   $              $                        $
23.02  Income generation .....................  $                0.0%   $              $                        $
23.03  Replications ..........................  $                0.0%   $              $                        $
23.04  Other .................................  $                0.0%   $              $                        $

                                      285.5

[BDO LOGO]                 Tel: +212 885-8000                100 Park Avenue
                           Fax: +212 697-1299                New York, NY 10017
                           WWW.BDO.COM

April 27, 2011

Board of Directors
Jefferson National Life Insurance Company

We have audited, in accordance with generally accepted auditing standards, the statutory financial statements of Jefferson National Life Insurance Company ("the Company") for the year ended December 31, 2010. In connection therewith, we advise you as follows:

      a. We are independent certified public accountants with respect to the Company and conform to the standards of the accounting profession as contained in the Code of Professional Conduct and pronouncements of the American Institute of Certified Public Accountants, and the Rules of Professional Conduct of the New York State Board of Public Accountancy.

      b. The engagement partner is a certified public accountant, with 24 years, of experience in public accounting and experienced in auditing insurance companies. The concurring review partner is a certified public accountant with more than 16 years of experience in public accounting and is experienced in auditing insurance companies. Most of the engagement team is experienced in auditing insurance entities and have been assigned to perform tasks commensurate with their training and experience.

      c. We understand that the Company intends to file its audited statutory financial statements and our report thereon with the Texas Department of Insurance ("the Department") and other state insurance departments in states in which the Company is licensed and that the insurance commissioners of those states will be relying on that information in monitoring and regulating the statutory financial condition of the Company.

            While we understand that an objective of issuing a report on the statutory financial statements is to satisfy regulatory requirements, our audit was not planned to satisfy all objectives or responsibilities of insurance regulators. In this context, the Company and insurance commissioners should understand that the objective of an audit of statutory financial statements in accordance with generally accepted auditing standards is to form an opinion and issue a report on whether the statutory financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus, results of operations and cash flows in conformity with accounting practices prescribed or permitted by the Department. Consequently, under generally accepted auditing standards, we have the responsibility, within the inherent limitations of the auditing process, to


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            design  our audit to obtain  reasonable  assurance  that  errors and
            irregularities   that  have  a  material  effect  on  the  statutory
            financial statements will be detected and to exercise due care in the conduct of the audit. The concept of selective testing of the data being audited, which involves judgment both as to the number of transactions to be audited and the areas to be tested, has been generally accepted as a valid and sufficient basis for an auditor to express an opinion on financial statements. Audit procedures that
            are  effective  for  detecting   errors,   if  they  exist,  may  be
            ineffective   for   detecting   irregularities.   Because   of   the
            characteristics of irregularities, particularly those involving forgery and collusion, a properly designed and executed audit may not detect a material irregularity. In addition, an audit does not address the possibility that material errors or irregularities may occur in the future. Also, our use of professional judgment and the assessment of materiality for the purpose of our audit means that matters may exist that would have been assessed differently by insurance commissioners.

            It is the responsibility of the management of the Company to adopt sound accounting policies, to maintain adequate and effective system of accounts, and to establish and maintain an internal control that will, among other things, provide reasonable, but not absolute, assurance that assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization and recorded properly to permit the preparation of financial statements in conformity with accounting practices prescribed or permitted by the Department.

            The Insurance Commissioner should exercise due diligence to obtain whatever other information that may be necessary for the purpose of monitoring and regulating the statutory financial position of insurers and should not rely solely upon the independent auditor's report.

      d. We will retain the workpapers prepared in the conduct of our audit until the Department has filed a Report of Examination covering 2010, but not longer than seven years, and, on instructions from the Company, will make them available for review by the Department. We will also allow the Department to obtain copies of any workpapers needed for their review.

      e. The engagement partner, concurring review partner and the engagement manager are licensed by the New York Board of Public Accountancy, and are all members in good standing of the American Institute of Certified Public Accountants. The engagement partner and concurring partner have held their current positions on this engagement for one year.

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      f.    To the best of our knowledge and belief,  we are in compliance  with the  requirements  of section 7 of the NAIC's  MODEL RULE  REQUIRING
            ANNUAL  AUDITED  FINANCIAL   REPORTS  regarding   qualifications  of
            independent certified public accountants.

This letter is furnished solely for filing with the Department and other state insurance departments and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

BDO USA, LLP

New York, New York

[BDO LOGO]                 Tel: +212 885-8000                100 Park Avenue
                           Fax: +212 697-1299                New York, NY 10017
                           WWW.BDO.COM

April 27, 2011

The Board of Directors
Jefferson National Life Insurance Company

In planning and performing our audit of the statutory-basis financial statements of Jefferson National Life Insurance Company (the "Company") as of and for the year ended December 31, 2010, in accordance with auditing standards generally accepted in the United States of America, we considered its internal control over financial reporting (internal control), including, when relevant, internal control over financial reporting related to derivative instruments as defined by Statement of Statutory Accounting Principles No. 86, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the statutory-basis financial statements, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we do not express an opinion on the effectiveness of the Company's internal control.

A  deficiency  in  internal  control  exists when the design or  operation  of a control  does not  allow  management  or  employees,  in the  normal  course  of performing their assigned functions, to prevent, or detect and correct misstatements on a timely basis. A significant deficiency is a deficiency, or combination of deficiencies, in internal control that is less severe than a material weakness, yet important enough to merit attention by those charged with governance. A material weakness is a deficiency, or a combination of deficiencies, in internal control, such that there is a reasonable possibility that a material misstatement of the entity's financial statements will not be prevented, or detected and corrected on a timely basis.

Our consideration of internal control was for the limited purpose described in the first paragraph and would not necessarily identify all deficiencies in internal control that might be significant deficiencies or material weaknesses. Additionally, this report is being prepared consistent with the guidance in the NAIC/AICPA Working Group letter to regulators on the interpretation of Section 11 of the NAIC Model Audit Rule dated March 9, 2005. We did not identify and deficiencies in internal control that we consider to be material weaknesses, as defined above as of December 31, 2010.

This communication is intended solely for the information and use of the Board of Directors, management and state insurance departments to whose jurisdiction the Company is subject and is not intended to be and should not be used by anyone other than these specified parties.

BDO USA, LLP

Certified Public Accountants

New York, New York

                                     PART C

                                OTHER INFORMATION

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and it has caused this Post-Effective Amendment No. 33 and Amendment No. 45 to the Registration Statement, respectively, to be signed on its behalf, in the City of Louisville, and the Commonwealth of Kentucky, on this 18th day of May, 2011.

JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT C
(Registrant)

JEFFERSON NATIONAL LIFE INSURANCE COMPANY
(Depositor)

By: /s/ Mitchell H Caplan *
Name:   Mitchell H. Caplan

Title:  CHIEF EXECUTIVE OFFICER

         SIGNATURE                        TITLE                          DATE
/s/ David A. Smilow*          Chairman of the Board                   05/18/2011
Name: David Smilow

/s/ Tracey Hecht Smilow*      Director                                05/18/2011
Name:  Tracey Hecht Smilow

/s/Mitchell H. Caplan*        Director, Chief Executive Officer       05/18/2011
Name: Mitchell H. Caplan

/s/ Laurence P. Greenberg*    Director, President                     05/18/2011
Name: Laurence Greenberg

/s/ Timothy D. Rogers*        Chief Financial Officer and Treasurer   05/18/2011
Name: Timothy D. Rogers

/s/ Dean C. Kehler*           Director                                05/18/2011
Name: Dean C. Kehler

/s/ Robert Jefferson*         Director                                05/18/2011
Name: Robert Jefferson

/s/ Craig A. Hawley*                                                  05/18/2011
Name:  Craig A. Hawley
Attorney in Fact


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